UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 23, 2018

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

On April 23, 2018, the board of directors (the “Board”) of Real Goods Solar, Inc. (the “Company”) scheduled the Company’s 2018 annual meeting of shareholders (the “Annual Meeting”) for June 21, 2018, which date is more than 30 days from the first anniversary of the date of the Company’s 2017 annual meeting of shareholders, which was first convened on August 23, 2017.

Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”) and the Company’s bylaws. The Company previously set March 14, 2018 as the deadline for the receipt of shareholder proposals, submitted pursuant to Rule 14a-8, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company's proxy materials for the Annual Meeting, based on the expectation that the Annual Meeting would be held within 30 days of the first anniversary of the date of the Company’s 2017 annual meeting of shareholders. Because the Board now has set the date of the Annual Meeting more than 30 days earlier than the first anniversary of the date of the 2017 annual meeting and the March 14, 2018 deadline has expired, the Company has determined that no change is needed to the deadline for shareholder proposal under Exchange Act Rule 14a-8.

In addition, under the terms of the Company’s bylaws, shareholders who desire to present a proposal for action or to nominate directors (other than proposals to be included in our proxy statement and proxy card pursuant to Exchange Act Rule 14a-8) at the Annual Meeting must provide notice in writing. The Company previously determined that shareholders must provide notice of such proposals or nominations no earlier than May 3, 2018 and no later than May 28, 2018. Under the terms of the Company’s bylaws, because the date of the Annual Meeting is more than 30 days from the first anniversary of the date of the 2017 annual meeting and the Company is providing less than 60 days’ notice of the date of the Annual Meeting, proposals for action or to nominate directors must be received by the Company not less than 10 business days following the date of this Current Report on Form 8-K. As a result, shareholders must provide notice in writing of any such proposal or nomination for the Annual Meeting to the Company no later than May 8, 2018. Any such proposal or nomination must also meet the requirements set forth in the Company's bylaws in order to be eligible for inclusion at the Annual Meeting.

All proposals, nominations or other notices should be addressed to the Company at 110 16th Street, Suite 300, Denver, CO 80202, Attention: Corporate Secretary, Real Goods Solar, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Alan Fine
Alan Fine
Chief Financial Officer

Date: April 24, 2018